CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Clovis Group, Inc.

I hereby consent to the incorporation on Form 10 my report dated July 9, 2008, relating to the financial statements for the fiscal years ended May 31, 2007 and 2006, included herein.

/s/ Michael F. Cronin_

Michael F. Cronin

Certified Public Accountant

August 29, 2008

1